Second Quarter 2013 UMB Financial Exhibit 99.1

This document may contain forward-looking statements of expected future developments. We wish to ensure such statements are accompanied by meaningful cautionary statements pursuant to the safe harbor established by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may refer to projections of future financial performance and financial items, plans and objectives of future operations, and other matters. The forward-looking statements reflect management’s expectations and are based on currently available data; however, actual future results are subject to future events and uncertainties, which could materially affect actual performance and cause future results to differ materially from those referred to in the forward-looking statements. Such future events and uncertainties include, but are not limited to, changes in: loan demand, the ability of customers to repay loans, consumer saving habits, employee costs, pricing,  interest rates, competition, legal or regulatory requirements or restrictions, U.S. or international economic or political conditions such as inflation or fluctuation in interest rates or in the values of securities traded in the equity markets. Any forward-looking statements should be read in conjunction with information about risks and uncertainties set forth in the company’s Securities and Exchange Commission reports, including its annual report, Form 10-K for the year ended December 31, 2012 and the 8-K filing which includes the press release for the quarter ended June 30, 2013. Forward-looking statements speak only as of the date they are made, and the Company does not intend to review or revise any particular forward-looking statement in light of events that occur thereafter or to reflect the occurrence of unanticipated events.
Safe Harbor Statement
2

A Different Kind of Bank The company The business model The performance

ARTICLES OF INCORPORATION

CITY CENTER BANK

KNOW ALL MEN BY THESE PRESENTS:

That We, the undersigned, desirous of forming a corporation under the laws of Missouri, and more particularly under the provisions of Article II, of Chapter 12, Revised Statutes of Missouri of 1909, for the purpose of establishing a bank of deposit and discount, have entered into the following agreement:

FIRST. That the name of the corporation shall be CITY CENTER BANK.

SECOND. That the corporation shall be located in Kansas City, in the County of Jackson, State of Missouri.

THIRD. That the amount of the capital stock of the corporation shall be One Hundred Thousand Dollars, divided into one thousand shares of the par value of One Hundred Dollars each; that the same has been bona fide subscribed and one-half thereof actually paid up in lawful money of the United States and is in the custody of the persons hereinafter named as the first board of directors.

FOURTH. That the names and places of residence of the several shareholders and the number of shares subscribed by each are as follows:

Name	Residence	Number of shares
John A. Long,	Kansas City, Missouri,	287
F. S. Bullene,	Kansas City, Missouri,	286
R. E. Booth,	Kansas City, Missouri,	287
J. George Wirthman,	Kansas City, Missouri,	10
R. Peltzman,	Kansas City, Missouri,	10

STATE OF MISSOURI: :SS
COUNTY OF JACKSON:

On this 11th day of April, 1913, before me personally appeared John A. Long, F. S. Bullene, R. E. Booth, J. George Wirthman, R. Peltzman, H. L. Noll, E. P. Moriarty, Andrew J. Shirk, Robert A. Ostertag, H. E. Long, Edmund H. Schubert and F. F. Rozzelle, to me known to be the persons described in and who executed the foregoing instrument, and acknowledged that they executed the same as their free act and deed.

In Testimony Whereof, I have hereunto set my hand and affixed my notarial seal at my office in Kansas City, in the County of Jackson, in the State of Missouri, the day and year first above written.

My commission expires 9th day of April 1914.

Willie Allen

IN RECORDER'S OFFICE

STATE OF MISSOURI, COUNTY OF JACKSON, } ss.

I, the undersigned, Recorder of Deeds, within and for the County aforesaid, do hereby certify that the foregoing instrument of writing was on the 19th day of April A. D. 1913 at 10 o'clock 20 minutes A M., duly filed for record in this office, and with the certificate of acknowledgment thereon endorsed, is recorded in the records of this office, in Book B, No. 1462 at page 404

IN WITNESS WHEREOF, I hereunto set my hand and affix the seal of said office, at Kansas City, Mo., the day and year last aforesaid.

P. H. J. Bowler, Recorder

By John T. Dwyer, Deputy

UMB is Born as City Center Bank - 1913 4

City Bank & Trust Co.
AUTOMOBILE
DEPOSIT
WINDOW

ar.Jan.29,1931

A KANSAS CITY BANK ESTABLISHES AN "OUTDOOR" CASHIER'S WINDOW TO AID ITS MOTORIST PATRONS.

A Leader in
Serving
our Customers
“Beginning today, motorists can do business with the
City Bank, Eighteenth Street  & Grand Avenue, from the
alley between Grand & McGee streets. They can drive
to the new “cage” and make deposits without leaving
the car.” The City Bank is the first bank in Kansas City to
utilize such a plan to overcome traffic conditions
inconvenient for patrons.”
The Kansas City Star
January 29, 1931
1931 – KC’s First “Drive Through Bank”
5

Self-Reliance and Stability
1934 – Emerging from the Great Depression
6
No need for
government
assistance – then
or now.
“If we were to liquidate this bank today, we
could pay our depositors one hundred cents
on the dollar and collect our entire Surplus
and Capital Account of $700,000 and a large
part of the Undivided Profits Account.”
- R. Crosby Kemper, Sr. in a letter to the
Missouri Banking Commissioner, Oct. 1933

“Our company has remained true to its values and the results are evident in our shareholder returns.” Mariner Kemper Chairman & Chief Executive Officer

Jun-93
Jun-94
Jun-95
Jun-96
Jun-97
Jun-98
Jun-99
Jun-00
Jun-01
Jun-02
Jun-03
Jun-04
Jun-05
Jun-06
Jun-07
Jun-08
Jun-09
Jun-10
Jun-11
Jun-12
Jun-13

Total Returns Reflect Long-Term Performance Total Shareholder Return June1993 – June 2013 8 416.8% $100 302.4% UMBF S&P 500 SNL U.S. Bank 506.6%

UMB At A Glance
Assets under management
Banking presence
Branches/ATMs
Acquisitions last 10 years
Market cap
Dividend payout ratio*
$35.6B
$35.6B
8 states
8 states
115/320+
115/320+
23
23
>$2.4B
>$2.4B
31.8%
31.8%
Total assets
$15.3B
$15.3B
Revenue from fee businesses
58.0%
58.0%
*Average over past 4 quarters
As of June 30, 2013
9

We Have Repositioned UMB… National Regional Low High Geographic focus Diversity of revenue streams More than a typical bank More stable earnings Faster growth 10

…Resulting in a Growing National Presence
Fund Services
Prairie Capital
Healthcare Services – National Sales
Scout Investment Advisors – National Sales
Corporate Trust
UMB Bank presence
Loan Production Office
11

… With Diverse Revenue Streams 0% 50% 100% FY'04 FY'05 FY'06 FY'07 FY'08 FY'09 FY'10 FY'11 FY'12 2Q12 2Q13 Net Interest Income Noninterest Income High level of fee income reduces reliance on margin 12

Today: UMB is More than a Regional Bank…
…We are a diversified financial services company 13
DIVERSIFIED FINANCIAL SERVICES
Healthcare
Services
Corporate
Trust
UMB Fund
Services
Scout
Investments
•JD Clark
Prairie
Capital
•Reams
Trust
Services
TRADITIONAL BANKING
Card
Services
Treasury
Management
Diversified
financial
Products / services
Banking
National
Regional
Geographic
focus
UMB
Insurance

A Financial Services Company The company The business model The performance

+ + + High Quality Credit Diverse Revenue Streams Low-cost Funding Strong Balance Sheet Our Time-Tested Business Model

Our Credit Quality Outpaces the Industry
Peer Average as of 1Q13; Source: SNL Financial
Midwest Bank Peers as defined by Raymond James & Associates in their April 11, 2011 report.
2Q 2013
NPLs =
0.40%
Shaded area is high/low range of the peer group
Non-Performing Loans
% of average loans
16
Peer Average UMBF
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
Peer
Average
2.85%

Today: More Fee Revenue than Our Peers
% of Total Revenue from Fees
2Q13
• More stable earnings
• Greater growth opportunities
Industry Median  as of 1Q13; Source: SNL Financial
17
3X
vs. Industry
18.5%
58.0%
Industry
Median

Successful Record Growing Fee Businesses
Noninterest
Income
($000’s)
*Includes Scout Investments and UMB Bank wealth management
Asset Management
Businesses
(Total Company Assets Under Management*)
18
$62.4
$113.6
2Q13 2Q05
$8.2B
$35.6B
2Q13 2005

At June 30
40.0%
vs.
Industry Median* of
18.6%
non-interest bearing
deposits
Low Cost Funding Sources
>2X
vs. Industry
Average Non-Interest Bearing
Deposits as % of Total Deposits
*Industry Median  as of 1Q13; Source: SNL Financial
19
0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2Q'13
UMBF Industry Median

Balance Sheet – Strong with Growth Potential
Tier 1 Capital Ratio
2Q 2013
Without Federal bailout funds
Highly Liquid –
Low Average Loan to Deposit Ratio
2Q 2013
Industry Median  as of 1Q13; Source: SNL Financial
20
13.94%
10.72%
Industry
Median
76.2%
54.0%
Industry
Median

Commercial Real Estate
Commercial & Industrial Consumer Real Estate
Credit Card Home Equity
Consumer
Commercial
Real Estate
Commercial &
Industrial
Changing Loan Mix
Consumer
Quality Loan Composition
2Q 2013
Year-End 2006
Commercial &
Industrial
Commercial
Real Estate
21
21.0%
5.2%
4.6%
20.0%
44.1%
5.1%
54.7%
24.8%
3.9%
6.7%
1.0%
9.0%

A Financial Services Company The company The business model The performance

23
Consistent Performance – Despite Headwinds
6.2%
11.7%
7.0%
5.0%
Revenue growth
Average Asset Growth
Average Equity Growth
EPS growth
5 year CAGR
(2Q’08--2Q’13)
26.5%
Total Assets Under Management
(diluted)

-16.7%
-14.8%
-4.2%
-3.6%
-3.6%
-3.2%
0.0%
0.01%
1.1%
2.0%
3.4%
4.99%
7.3%
8.2%
5-Year Diluted Earnings Per Share 2Q’08 – 2Q’13 CAGR
UMBF vs. Traditional Peers
*Bank industry defined as all publicly traded banks per SNL Financial;
EPS Growth vs. the Industry & Peers
CYN
Bank Industry Median *
ONB
BOH
BXS
FMER
CFR
TRMK
CBSH
HBHC
COBZ
TCB
FMBI
*All publicly traded banks with 2Q’13 reported EPS per SNL Financial
24

2 nd Quarter 2013 Highlights

Changing Earning Asset Mix
2Q’08
Net Loans – 54.9%
Total Securities – 41.3%
26
48.5%
44.6%
41.9%
43.0%
44.9%
45.1%
49.4%
50.2%
53.2%
51.7%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
2Q'09 2Q'10 2Q'11 2Q'12 2Q'13
Net loans Total securities
Fed funds & resell agreements Interest Bearing Due From Banks

Average Balance:
$7.2 billion
Average Yield:
1.95%
Investment Mix
Mortgage-Backed Securities
Municipals
CDs & Corporates
Agencies
Treasuries
Trading Securities
Investment Portfolio Statistics
27
Roll off Purchased
($ millions) Yield ($ millions) Yield
2Q12 $396 2.52% $636 1.69%
1Q13 $413 1.98% $769 1.31%
2Q13 $340 2.13% $815 1.41%
Scheduled Cash Flow
3Q13 $269 1.81%
Next 12 months
$1,230 1.88%
Duration/Life (in months)
at 06/30/13 at 03/31/13
Avg. Life Total 48.67 42.79
Avg. Life Core 48.98 43.67
Avg. Life Noncore 32.48 5.29
Duration Total 46.80 39.75
Duration Core 47.11 40.54
Securities Gains ($ millions)
2Q12 3,222 $
3Q12 259 $
4Q12 210 $
1Q13 5,893 $
2Q13 1,519 $
1.4%
14.6%
45.1%
31.1%
7.0%
0.7%

Liabilities
Deposit Growth & % of Free Funds
($ billions)
2Q’13
Cost of Funds   0.18%
Including DDA   0.11%
28
38.5%
40.8%
41.7%
34.0%
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
Interest Bearing Non-Interest Bearing
$11.7
$10.3
$9.9
$8.4

Capital
Total Shareholder Equity
29
Shareholder Equity ($billions) TCE Ratio
Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13
4.0%
6.0%
8.0%
10.0%
8.13%
7.71%
6.26%
5.97%
6.66%
7.36%
6.76%
6.90%
7.48%
7.78%
7.49%
6.55%
6.37%
$1.07
$1.09
$1.06
$1.08
$1.13
$1.17
$1.19
$1.21
$1.25
$1.29
$1.28
$1.29
$1.23

Net Interest Income
2Q’13 net interest income increased 2.4% vs. 2Q’12; driven by earning asset growth and improved deposit pricing
30
$77.7
$78.4
$78.8
$78.4
$79.9
$79.1
$79.5
$79.1
$80.4 $80.4
$80.2
$79.5
$82.3
3.13%
3.09%
3.15%
2.90%
2.98% 2.98%
2.91%
2.75%
2.82%
2.80%
2.64%
2.51%
2.56%
$65.0
$67.0
$69.0
$71.0
$73.0
$75.0
$77.0
$79.0
$81.0
$83.0
$85.0
2Q'10 3Q'10 4Q'10 1Q'11 2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13
Net Interest Income NIM%

Noninterest Income Highlights
5 Year
CAGR
2Q’08–
2Q’13
13.9%
Trust & Securities Process Revenue
Trust & Securities Processing Composition :
Bankcard Fees
Deposit Service Charges
Insurance Fees & Commissions
Trading & Investment Banking
Trust & Securities Processing
Gains on Sale of Securities
Brokerage Fees
Other
$63.5 million in 2Q13
Primary components:
•$29.2M - Institutional Investment Management
•$19.3M – Asset  Servicing
•$15.0M – Personal & Institutional Asset Mgmt in
the Bank segment
31
55.9%
4.8%
18.4%
1.1%
2.5%
14.1%
1.3%
1.9%
$33.1
$28.6
$38.6
$53.6
$55.8
$63.5

Noninterest Expense
32
Noninterest expense increased 3.9% to $150.3 million vs. 2Q’12
• Increase primarily driven by higher salary and benefits expense of $5.6 million and increased processing fees of $1.7 million related to fees paid to third-party distributors of the Scout Funds.
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
$40
$60
$80
$100
$120
$140
$160
$180
Salary/Benefit Expense Noninterest Income
Total Noninterest Expense Coverage Ratio*
Salary
CAGR
8.7%
NI
Income
CAGR
7.6%
NI
Expense
CAGR
7.2%
Managed FTE Costs; Growing Noninterest Income

Business Segment Updates

Institutional Investment Management
$22.4
$22.6
$23.5
$25.7
$26.3
2Q'12 3Q'12 4Q'12 1Q'13 2Q'13
Total Scout Assets Under Management
($ billions)
* Industry data source: Strategic Insight
AUM increased 17.5% year-
over-year to $26.3 billion
Net inflows of $902 million for
Q2’13; year-to-date flows of
$2.5 billion
Q2’13 industry stats: Equity
funds realized $68.8B in net
inflows; Taxable bond funds
realized $3.0B in net inflows
2
nd
Quarter 2013 Highlights
Institutional Investment Management Operating Results
3 mos Ended
March 31,
Year-Over-Year Linked-Quarter
2013 2012 2013
Net Interest income (10)               -              -                    - -
Noninterest income 29,160        23,625       28,553            23.43% 2.13%
Noninterest expense 18,932        16,486       18,958            14.84% -0.14%
NI before taxes 10,218        7,139          9,595               43.13% 6.49%
Income tax expense 2,691           2,197          2,635               22.49% 2.13%
Net income 7,527           4,942          6,960               52.31% 8.15%
pre-tax profit margin 35.1% 30.2% 33.6%
Ended June 30,
% Change 3 mos Ended
34

$51.6
$119.8
$1,435.7
$171.8
$703.5
$606.4
$585.7
($84.0)
($622.9)
$204.1
$134.4
$729.9
$354.0
$2.4
$48.7
($250.4)
-$1,000 -$500 $0 $500 $1,000 $1,500 $2,000 $2,500
3Q'12
4Q'12
1Q'13
2Q'13
Equity Flows Equity Market Impact Fixed Income Flows Fixed Income Market Impact
AUM Drivers
($millions)
$2,204.5
$932.7
$486.2
Total Change
($millions)
$25,746.8
$23,542.3
$22,609.6
Total AUM
($millions)
$567.3 $26,314.1
Institutional Investment Management
35

Total AUM
$19.9B $19.7B $23.5B $25.7B $26.3B
Institutional Investment Management
36
$8.1 $8.2
$10.4
$11.0 $11.1
$0.2
$0.6
$0.9
$1.0
$1.3
$0.8
$0.6
$0.6
$0.8
$2.3
$2.3
$10.2
$10.3
$11.4
$11.4
$11.6
2010 2011 2012 1Q13 2Q13
Equity Mutual Funds Fixed Income Mutual Funds Money Market
Equity Institutional & Other Fixed Income Institutional & Other

AUM by Strategy – As of 2Q’13
Acquired Reams Asset
Management in
December 2010
37
Equity Strategies
International
Mid Cap
International ADR
Emerging Markets
Global
Small Cap
Other:
Equity Fixed Income
49.0%
51.0%
Fixed Income Strategies
Core Plus
Core
Low Duration
Long Duration
Intermediate
Unconstrained
Global Aggregate
70.4%
24.7%
2.7%
1.9%
0.2%
29.4%
9.7%
23.3%
16.1%
2.1%
19.2%
0.2%

Fixed Income Rotation
Change in Fixed Income
Strategies
Core Plus
Core
Low Duration
Long Duration
Intermediate
Unconstrained
Global Aggregate
2Q’13 2Q’12
38
47.3%
14.7%
21.3%
12.4%
2.1%
2.0%
0.1%
29.4%
9.7%
23.3%
16.1%
2.1%
19.2%
0.2%

Asset Servicing
39
$162.4
$179.3
$206.4
$156.0
$165.4
$168.0
2009
2010 2011
2012
1Q13 2Q13
Asset Servicing Operating Results
3 mos Ended
March 31,
Year-Over-Year Linked-Quarter
2013 2012 2013
Net interest income 587              463              675                26.78% -13.04%
Noninterest income 19,275        18,779        20,278          2.64% -4.95%
Noninterest expense 17,054        17,296        19,932          -1.40% -14.44%
NI before taxes 2,808           1,946           1,021             44.30% 175.02%
Income tax expense 967              838              578                15.39% 67.30%
Net income 1,841           1,108           443                66.16% 315.58%
pre-tax profit margin 14.1% 10.1% 4.9%
% Change
Ended June 30,
3 mos Ended
2
nd
Quarter 2013 Highlights
Assets Under Administration
Total AUA increased by 14% to
$168 billion
Multiple-Series Trust surpasses
$5 billion; doubled assets in < 1
year

Asset Servicing
Fund Accounting & Administration Alternative Asset Servicing
Custody Transfer Agency
Business Metrics
40
$30.5
$35.9
$40.2
$39.8
$41.7
$44.1
$48.4
$52.1
2010 2011 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13
Assets Under Administration # of Funds Serviced
179
181
116
160
170 170 170
182
$21.3
$24.7
$25.2
$25.8
$26.1
$26.3
$27.9
$28.3
2010 2011 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13
Assets Under Administration # of Funds Serviced
406
467
487
504
520
532
543
549
$101.4
$115.6
$129.0
$48.5
$50.9
$54.9
$58.5
$56.2
2010 2011 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13
Assets Under Administration # of Custody Accounts
470
499
511
418
423
443
432
400
554.9
802.4
884.1
882.1
946.8
1,058.7
1,213.8
2010 2011 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13
# of Shareholders # of Funds Serviced
227
256
244
272
255
270
275
284
944.8

Payment Solutions
Total Card Purchase Volume & Interchange Revenue
Durbin
effective
Payment Solutions Operating Results
3 mos Ended
March 31,
Year-Over-Year Linked-Quarter
2013 2012 2013
Net interest income 11,192        10,556        11,548          6.03% -3.08%
Provision for loan losses 3,318           2,278           1,743             45.65% 90.36%
Noninterest income 18,649        18,106        19,437          3.00% -4.05%
Noninterest expense 21,986        16,620        20,051          32.29% 9.65%
NI before taxes 4,537           9,764           9,191             -53.53% -50.64%
Income tax expense 1,350           2,791           2,786             -51.63% -51.54%
Net income 3,187           6,973           6,405             -54.30% -50.24%
pre-tax profit margin 15.2% 34.1% 29.7%
% Change
Ended June 30,
3 mos Ended
Purchase
Volume
2Q ‘09–’13
18.1%
Inter-
change
2Q ‘09–’13
12.6%
CAGR
Total debit and credit card
purchase volume +16.5% to
$1.72 billion
Interchange revenue +10% to
$17.1 million
2
nd
Quarter 2013 Highlights
41
$0.88
$0.85 $0.85
$1.04
$1.10
$1.06
$1.08
$1.31
$1.36
$1.29
$1.26
$1.58
$1.48
$1.37
$1.38
$1.79
$1.72
$10.7
$13.7
$15.8
$15.6
$17.1
Purchase Volume ($ billions) Interchange ($ millions)

Payment Solutions
Health Savings Accounts & Balances
* Deposits and investment assets
Healthcare card purchase volume
+39.6% to $748.6 million
Interchange contribution +43% to
$2.7 million
2 Quarter 2013 Highlights
Healthcare Services
Card Utilization
42
Commitments Outstandings Utilization
2009 2010 2011 2012 2Q '13
$296.7
$405.8
$422.4
$429.4
$410.2
18.5%
22.9%
17.0%
16.4%
15.6%
$1,602.5
$1,774.7
$2,484.1
$2,613.1
$2,629.0
HSA Balances* # of accts
2009 2010 2011 2012 1Q13 2Q13
1.3
1.8
2.5
3.1 3.1
3.2
$190.7
$279.9
$323.3
$433.4
$607.6
$596.2
1.0
2.0
3.0
4.0
5.0
nd

Bank
Assets Under Management
($ billions)
Bank Operating Results
3 mos Ended
March 31,
Year-Over-Year Linked-Quarter
2013 2012 2013
Net interest income 70,558        69,354       67,260            1.74% 4.90%
Provision for loan losses 1,682           2,222          257                   -24.30% 554.47%
Noninterest income 46,501        49,716       52,748            -6.47% -11.84%
Noninterest expense 92,339        94,284       91,437            -2.06% 0.99%
NI before taxes 23,038        22,564       28,314            2.10% -18.63%
Income tax expense 5,664           6,422          7,181               -11.80% -21.13%
Net income 17,374        16,142       21,133            7.63% -17.79%
pre-tax profit margin 19.7% 19.0% 23.6%
3 mos Ended % Change
Ended June 30,
HELOC Lending
Individual & institutional wealth management assets in Bank segment
Small Business Banking loans
increased 25% year-over-year to
$158.5 million
Private Banking exceeded $280 million
in average loan balances, an increase
of 40.9% over Q2 2012
UMB ranked #1 in C&I and CRE loan
growth for 1Q13 vs. 4Q12 compared to
our “Regional Competitor Banks”
(Source: SNL Financial)
2 Quarter 2013 Highlights
43
nd
Commitments Balances Utilization
2008 2009 2010 2011 2012 2Q13
$365
$430
$465
$524
$548
$551
49.3%
49.2%
49.4%
49.0%
47.1%
46.1%
$741
$873
$941
$1,070
$1,163
$1,196
2008 2009 2010 2011 2012 2Q13
$4.4
$4.5
$8.0
$8.3
$9.6
$9.2

$3.03
$3.46
$3.46
$3.75
$4.20
$5.00
2Q'08 2Q'09 2Q'10 2Q'11 2Q'12 2Q'13
Bank
High Growth Regions
2Q’13 vs. 2Q’12
• Arizona +67%
• Nebraska +37%
48.5% 48.2%
47.3%
46.1%
43.9%
42.8%
0%
50%
100%
2Q'08 2Q'09 2Q'10 2Q'11 2Q'12 2Q'13
KC CO STL Greater MO KS OK AZ NE
Commercial Loan Concentration By Region
• St. Louis +26%
• Oklahoma  +20%
Commercial Loan Growth
(C&I and CRE Loans)
44
5 yr
CAGR
2Q ‘08–’13
10.6%

Bank
Total Deposits
5 yr
CAGR
2Q ‘08–’13
16.5%
Deposits By Region
45
31.3%
32.3%
33.5%
33.7%
40.0%
40.0%
$6.3
$7.6
$8.3
$9.5
$10.3
$11.6
2Q'08 2Q'09 2Q'10 2Q'11 2Q'12 2Q'13
Interest Bearing Non-Interest Bearing
52.4%
54.3%
55.3%
58.8%
60.2%
63.6%
0%
50%
100%
2Q'08 2Q'09 2Q'10 2Q'11 2Q'12 2Q'13
KC STL CO Gtr MO KS OK AZ NE

Strengths We are Leveraging
Growing fee
businesses
Infrastructure
Success building a diversified
financial services company
Building scale through
strategic acquisitions
Existing technology, operations,
products, distribution
46
Diversified
revenue

Building a company for the next 100 years. UMB Financial Second Quarter 2013